UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at NuStar Energy L.P.’s (the “Partnership”) 2019 Annual Meeting of Unitholders (the “2019 Annual Meeting”) on April 23, 2019, unitholders approved the NuStar Energy L.P. 2019 Long-Term Incentive Plan (the “2019 LTIP”).

A summary of the 2019 LTIP is set forth under the caption “Proposal No. 2—Approval of NuStar Energy L.P. 2019 Long-Term Incentive Plan” in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on March 7, 2019 and is incorporated herein by reference. The summary of the 2019 LTIP set forth therein does not purport to be complete and is qualified in its entirety by reference to the full text of the 2019 LTIP, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Partnership held its 2019 Annual Meeting on April 23, 2019. As of the record date for the 2019 Annual Meeting, there were 107,761,241 common units and 23,246,650 Series D preferred units outstanding and entitled to vote together as a single class at the 2019 Annual Meeting (the “Voting Units”). A total of 123,438,515 of the Voting Units were present or represented by proxy at the 2019 Annual Meeting, representing approximately 94% of all votes entitled to be cast at the 2019 Annual Meeting. The matters submitted for a vote and the related results are as follows:

•	Proposal No. 1 - Election of three Group I directors to serve until the 2022 annual meeting of unitholders or until their successors are elected and have been qualified. The results were as follows:

Class I Nominees	Votes For	Votes Withheld	Broker Non-Votes
J. Dan Bates	95,262,847	1,304,937	26,870,731
James F. Clingman, Jr.	95,454,253	1,113,531	26,870,731
Dan J. Hill	95,260,673	1,307,111	26,870,731

•	Proposal No. 2 - Approval of the 2019 LTIP. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,153,230	2,910,853	503,701	26,870,731

•	Proposal No. 3 - Ratification of the appointment of KPMG LLP as the Partnership’s independent registered public accounting firm for 2019. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,352,320	725,700	360,495	0

•	Proposal No. 4 - Approval of an advisory resolution on executive compensation. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,021,007	5,017,358	1,529,419	26,870,731

•	Proposal No. 5 - Recommendation, by advisory vote, on the frequency of future advisory votes on executive compensation. The results were as follows:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
61,767,294	626,947	32,716,326	1,457,217	26,870,731

Consistent with the foregoing votes: (1) each of J. Dan Bates, James F. Clingman, Jr. and Dan J. Hill has been elected as a Group I director to serve on the Board of Directors until the 2022 annual meeting of unitholders or until his successor is elected and has been qualified; (2) the 2019 LTIP has been approved; (3) the appointment of KPMG LLP to serve as the Partnership’s independent registered public accounting firm for 2019 has been ratified; (4) the advisory resolution approving the Partnership’s executive compensation has been approved; and (5) the Partnership has determined that it will hold future advisory votes on executive compensation every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	EXHIBIT

Exhibit 10.1	NuStar Energy L.P. 2019 Long-Term Incentive Plan
Exhibit 10.2	Form of Restricted Unit Award Agreement under the NuStar Energy L.P. 2019 Long-Term Incentive Plan
Exhibit 10.3	Form of Non-Employee Director Restricted Unit Award Agreement under the NuStar Energy L.P. Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: April 23, 2019			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Executive Vice President - M&A, Strategic Direction and Investor Relations and Corporate Secretary

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